Leases (Tables)	12 Months Ended
Dec. 31, 2025
Leases [Abstract]
Future Minimum Time-Charter Receipts

Future minimum time-charter receipts of the Company’s vessels in operation as of December 31, 2025, based on commitments relating to non-cancellable time charter contracts as of December 31, 2025, are as follows:

Year ending December 31,	Time Charter receipts
2026	48,729
2027	43,803
2028	17,660
2029	17,246
2030 and thereafter	12,611
Total	140,049